UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
October 23, 2025
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 23, 2025, Ingevity Corporation (“Ingevity” or the “Company”) announced that it has appointed Ruth Castillo as Senior Vice President and President, Performance Materials of the Company, effective as of November 10, 2025. Ms. Castillo will report directly to Ingevity’s President and Chief Executive Officer.

Biographical Information

Ms. Castillo, age 48, is an accomplished business leader with over 25 years of experience in the chemicals, specialty materials and life science industries. Ms. Castillo most recently served as Vice President of Global Chemicals at Avantor, a global provider of products and services to the life sciences, advanced technology and applied materials industries, from January 2025 to October 2025. Prior to that role, Ms. Castillo served as Avantor’s Vice President of Business Transformation from December 2022 to December 2024, Vice President of Supply Chain and Engineering from June 2020 to November 2022, and Vice President of Global Product Management from June 2018 to May 2020. Before joining Avantor in 2018, Ms. Castillo spent approximately 17 years with Celanese, a global chemical and specialty materials company, where she served in various leadership roles.

Ms. Castillo holds a Master of Business Administration from the University of Texas at Dallas and a Bachelor’s Degree in Chemical Engineering from Universidad Iberoamericana in Mexico City.

Ms. Castillo has no family relationships with any director or executive officer of Ingevity. There are no arrangements or understandings between Ms. Castillo and any other person pursuant to which Ms. Castillo was selected as Senior Vice President and President, Performance Materials of Ingevity. Ms. Castillo is not a party to any transaction to which Ingevity is or was a participant and in which Ms. Castillo has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

ITEM 7.01. REGULATION FD DISCLOSURE

A copy of the press release announcing the appointment of Ms. Castillo as Senior Vice President and President, Performance Materials of Ingevity is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated October 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ RYAN C. FISHER
Ryan C. Fisher
Senior Vice President, General Counsel and Corporate Secretary
Date: October 23, 2025